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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                  CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported) February 12, 2002


DA Consulting Group, Inc.
(Exact name of registrant as specified in its chapter)


Texas                                      00-24055                              76-0418488
(State or other jurisdiction               (Commission                           (IRS Employer
of incorporation                           File Number)                          Identification No.)


5847 San Felipe, Suite 1100                                        77057
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code 713 361 3000


N/A
(Former name or former address, if changed since last report)

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Item 4. Changes in registrant's Certifying Accountants

On February 12, 2002 the Board and Audit Committee of DA Consulting Group, Inc have engaged BDO Seidman, LLP to perform the audit of the consolidated financial statements of DA Consulting Group, Inc. effective for the year ended December 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 14, 2002                  DA Consulting Group, Inc.
                                          (Registrant)


                                          /s/ VIRGINA L. PIERPONT
                                          ----------------------------------
                                          Virginia L. Pierpont
                                          CEO and President